EXHIBIT 32.1

                         ACHIEVEMENT TEC HOLDINGS, INC.
          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Achievement Tec Holdings, Inc. (the Company) on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Milton S. Cotter, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Achievement Tec Holdings, Inc. and will be retained by Achievement Tec Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  September 11, 2003


 /s/ Milton S. Cotter
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Milton S. Cotter
Chief Executive Officer and Chief Financial Officer